                                                                    Exhibit 99.9


                       [LOGO OF NORTHWESTERN CORPORATION]


--------------------------------------------------------------------------------

                              FINANCE PRESENTATION

                                   MARCH 2002

DISCLAIMER
--------------------------------------------------------------------------------

    CERTAIN STATEMENTS MADE IN THIS PRESENTATION, INCLUDING THOSE RELATING TO EXPECTATIONS OF FUTURE FINANCIAL PERFORMANCE, CONTINUED GROWTH, AND CHANGES IN ECONOMIC CONDITIONS OR CAPITAL MARKETS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE INHERENT RISKS AND UNCERTAINTIES. A NUMBER OF IMPORTANT FACTORS WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IMPLIED BY THE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE SECURITIES ACT OF 1933 AND THE SECURITIES AND EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE ADVERSE IMPACT OF WEATHER CONDITIONS; UNSCHEDULED GENERATION OUTAGES, MAINTENANCE OR REPAIRS; UNANTICIPATED CHANGES TO FOSSIL FUEL OR GAS SUPPLY COSTS OR AVAILABILITY DUE TO HIGHER DEMAND, SHORTAGES, TRANSPORTATION PROBLEMS OR OTHER DEVELOPMENTS; DEVELOPMENTS IN THE FEDERAL AND STATE REGULATORY ENVIRONMENT AND THE TERMS ASSOCIATED WITH OBTAINING REGULATORY APPROVALS; COSTS ASSOCIATED WITH ENVIRONMENTAL LIABILITIES AND COMPLIANCE WITH ENVIRONMENTAL LAWS; THE RATE OF GROWTH AND ECONOMIC CONDITIONS IN OUR SERVICE AREAS AND THOSE OF OUR SUBSIDIARIES; THE SPEED AND DEGREE TO WHICH COMPETITION ENTERS OUR BUSINESSES; THE TIMING AND EXTENT OF CHANGES IN INTEREST RATES AND FLUCTUATIONS IN ENERGY-RELATED COMMODITY PRICES; RISKS ASSOCIATED WITH ACQUISITIONS, TRANSITION AND INTEGRATION OF ACQUIRED COMPANIES INCLUDING IMPLEMENTATION OF INFORMATION SYSTEMS AND REALIZING EFFICIENCIES IN EXCESS OF RELATED RESTRUCTURING CHARGES; CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES: REDUCTION IN MINORITY INTEREST BASIS REQUIRING US TO RECOGNIZE AN INCREASED SHARE OF ANY OPERATING LOSSES AT CERTAIN SUBSIDIARIES; OUR ABILITY TO RECOVER TRANSITION COSTS; APPROVAL OF OUR DEFAULT SUPPLY PORTFOLIO BY THE MPSC; ADVERSE CHANGES IN OUR CREDIT RATINGS; AS WELL AS CHANGING CONDITIONS OR DESCRIPTIONS IN THE ECONOMY, CAPITAL MARKETS AND OTHER FACTORS IDENTIFIED FROM TIME TO TIME IN OUR FILINGS WITH THE SEC THAT CAN BE LOCATED AT WWW.SEC.GOV AND REQUESTED FROM NORTHWESTERN CORPORATION.

NORTHWESTERN TEAM
--------------------------------------------------------------------------------


                                 ---------------
                                 RICHARD HYLLAND
                                 PRESIDENT & COO
                                 ---------------


------------------              -------------------     ------------------------
   KIPP ORME                      MICHAEL HANSON             ERIC JACOBSEN
VP - FINANCE & CFO                PRESIDENT & CEO       COO, NORTHWESTERN GROWTH
                                NORTHWESTERN ENERGY              CORP.
------------------              -------------------     ------------------------

CREDIT HIGHLIGHTS
--------------------------------------------------------------------------------

                           -        Extensive electric T&D network with
                                    strategic interconnections in WSCC and MAPP

                           -        Low-cost, efficiently operated gas
                                    distribution business in Nebraska, South
   REGIONAL UTILITY                 Dakota and Montana
       COMPANY
                           -        Vertically integrated utility in South
                                    Dakota with competitive fuel supply

                           - Diversified customer base with minimal attrition due to low-cost rates


                           -        Low-risk regulated cash flow dominates

                           -        Over 77% of Recourse EBITDA(1) from
                                    regulated utility businesses
 STRONG AND PREDICTABLE
       CASH FLOW           -        Supportive regulatory framework in all three
                                    jurisdictions

                           - Significant liquidity provided through $280 million revolving credit facility at NorthWestern (fully available)


                           - Stable cash flow growth drives solid credit story

                           -        Capital expenditure program 100% funded by
                                    internal cash flow
     STABLE CREDIT
        PROFILE            -        Consistent de-leveraging with excess cash
                                    flow, growing to approximately $100 million per annum

                           - Management committed to strong balance sheet quality and maintaining ratings

(1) Recourse EBITDA measures cash flow available at NorthWestern Corporation to service recourse debt obligations.

NORTHWESTERN CORPORATION
--------------------------------------------------------------------------------

  -     FOUNDED IN 1923

  -     TODAY*...

           - $4.9 billion revenue

           - 2.5 million customers

           - 11,000 team members

           - More than 500 locations across all 50 states

           - FORTUNE 500 company

           - Focused on strong credit quality and core utility business

           - Streamlined business mix -divesting non-core segments (CornerStone)

  -     CORPORATE STRUCTURE

           - Flat Structure: NSG is an operating division of NorthWestern and MPC will be once acquisition structure is collapsed in 2002

           - NGC is a subsidiary of NorthWestern and is the holding company for the unregulated businesses


                                                       [GRAPHIC OMITTED]
                                                   S T R A T E G I C F O C U S


                                               ---------------------------------
                                                    EXPANDING ENERGY MARKETS
                                               CONVERGING COMMUNICATIONS MARKETS
                                               ---------------------------------



* COMPANY STATISTICS PRO FORMA FOR MONTANA POWER COMPANY ACQUISITION.

TRANSFORMING LOW RISK DISTRIBUTION ACQUISITION
--------------------------------------------------------------------------------

      ---------------------------------------------                                    --------------------------------------------
              EXTENSIVE SERVICE TERRITORY                                                      MANAGEMENT INTEGRATION
      ---------------------------------------------                                    --------------------------------------------
      _     Providing 589,000 customers with                                           -      Mike Hanson CEO, NorthWestern
            electric and natural gas service                                                  Energy (NSG and MPC)
      _     Covering the largest service territory                                     -      Entire senior management remains in
            in the upper Midwest including parts                                              place at MPC
            of South Dakota, Nebraska and the                                          -      Collaboration team in place for past
            majority of Montana                                                               year to define integrated plan
      _     Built strong regulatory and political                                             -   Committed to executing best
            relationships                                                                         practices
                                                                                              -   Common culture and customer
                                                                                                  focus
                                                                BUILDS ON
                                                             CORE COMPETENCY


                                  ----------------------------------------------------------------------
                                  NORTHWESTERN IS AMONG THE LARGEST REGIONAL UTILITIES IN UPPER MIDWEST.
                                  ----------------------------------------------------------------------

                               BUSINESS SEGMENTS

NORTHWESTERN OVERVIEW
--------------------------------------------------------------------------------


                            -------------------
                            ELECTRIC OPERATIONS
                            -------------------

----------------------------------        ----------------------------------
      ELECTRIC DISTRIBUTION                  INTEGRATED ELECTRIC UTILITY
----------------------------------        ----------------------------------

-  Montana based platform                 -  South Dakota service territory

                                          -  Low cost coal generation
-  Default supplier obligation
   extended to 2007: Pass through            -  No nuclear exposure
   of supply costs
                                          -  Over 57,000 customers

-  Over 295,000 customers                 -  Revenue mix by customer class:

                                             -  Residential:   33%
-  Revenue mix by customer class:
                                             -  Commercial/
   -  Residential    28%                        Industrial:    43%

   -  Commercial     34%                     -  Wholesale:     21%

   -  Industrial     38%                  -  No individual customer accounts
                                             for more than 1% of revenues
-  No individual customer accounts
   for more than 1% of revenues           -  Competitive rates vs. regional
                                             average
-  Competitive rates vs. regional
   average



   ------------------------------      -----------------------------------
                                              NORTHWESTERN GROWTH
          GAS OPERATIONS                          CORPORATION
   ------------------------------      -----------------------------------

   ------------------------------      -----------------------------------
         GAS DISTRIBUTION                     UNREGULATED BUSINESSES
   ------------------------------      -----------------------------------

   - South Dakota, Nebraska and        -  Expanets
     Montana network
                                          - Leading provider of
   - Fuel cost adjustment clause            networked communications,
     mitigates commodity exposure           and data services and
                                            solutions to medium-sized
   - Over 236,800 customers                 businesses at customer
                                            premises
   - Customer mix
                                          - Significant recurring revenue
     -  MPC: 156,000 customers              base

     -  NPS:  81,000 customers            - Leading reseller of Avaya,
                                            Siemens, NEC, CISCO, IBM
   - Full customer choice in                and other leading equipment
     Montana                                /technology suppliers

   - No material competition in        -  Blue Dot
     Nebraska and South Dakota
                                          - Residential and light-
   - No individual customer accounts        commercial focused provider
     for more than 1% of revenues           of HVAC services

                                      -  CornerStone

                                         - Evaluating strategic options

FOCUS ON CORE REGULATED BUSINESS
--------------------------------------------------------------------------------

                         ------------------------------
                         2001 PRO FORMA RECOURSE EBITDA
                         ------------------------------

                                    $297 MM*


                   Electric Distribution        39.5%
                   Gas Distribution             18.5%
                   Integrated Electric          19.0%
                   Unregulated                  23.0%




* EXCLUDES NET OTHER EBITDA, CORPORATE OVERHEAD AND SYNERGIES.

CONSERVATIVE CAPITAL EXPENDITURE PROGRAM
FUNDED WITH INTERNAL CASH FLOW
--------------------------------------------------------------------------------

                 ---------------------------------------------
                 2001 PRO FORMA RECURRING CAPITAL EXPENDITURES
                 ---------------------------------------------

                                    $101 MM

                   NorthWestern Services Group        13.0%
                   Unregulated*                       29.0%
                   Montana Power                      58.0%



* EXCLUDES CORNERSTONE.

ELECTRIC OPERATIONS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

    Electric T&D

    Integrated Utility

-   CUSTOMERS                  352,400

-   T&D LINES                  26,900 miles

-   GENERATION                 332 MW

-   PEAK/AVERAGE DEMAND        MT:1290 MW/932 MW
                               SD:294 MW/150 MW

-   ALLOWED ROE                10.75% (MT)
                               14.10% (SD)


LOW-RISK, EFFICIENT ELECTRIC UTILITIES

- Balanced utility profile: MT is winter peak / SD is summer peak

- Strong operational track record: received Reliability One award from PA Consulting

- Extensive electric T&D network and interconnections with major transmission systems in WSCC and MAPP

-   No competition in South Dakota

-   Supportive regulatory environments

ADEQUATE, PREDICTABLE POWER SUPPLY

-   Default supplier term extended through 2007

-   Proposed default supply portfolio procured

- Existing generation in South Dakota covers peak load requirements

-   Coal comprises 95% low-cost power supply in South
    Dakota

    - Average fuel costs have remained constant over last 3 years

    -  No nuclear exposure

    -  Coal from Powder River Basin

GAS OPERATIONS
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



Montana Power Gas

NPS Gas

-   CUSTOMERS                 236,800

-   DISTRIBUTION PIPELINES    7,300 miles

-   TOTAL ANNUAL GAS          MT 19,500,000 MMBtu
    THROUGHPUT:               SD 5,500,000 MMBtu
                              Neb. 5,600,000 MMBtu

-   CITY GATE STATIONS        130

-   ALLOWED ROE               10.25% (SD, NE)
                              10.75% (MT)





EFFICIENT AND LOW-COST GAS DISTRIBUTION SYSTEM

- Typically bundled service although transportation only service available for large commercial and industrial customers

- Strategic connections with 4 major non-affiliated transmission systems

      -     Williston Basin Interstate

      -     NOVA

      -     Havre

      -     Colorado Interstate

-     Full retail choice in Montana

_ Fuel tracking and cost pass through mitigates commodity exposure

-     Supportive regulatory environment

GAS DELIVERED THROUGH SHORT-AND LONG-TERM
AGREEMENTS

-     Own and operate 4 pipeline border crossings

-     Firm contracts with Coast Energy Group and
      ONEOK Gas Marketing for gas supply in South
      Dakota and Nebraska

- Contracts with Canadian and Montana suppliers for MPC

- Own and operate 3 gas storage fields: 17.2 Bcf capacity

SUPPORTIVE REGULATORY ENVIRONMENTS
--------------------------------------------------------------------------------


                                 -  Electric market remains regulated

                                 -  Deregulation not expected in near future

          SOUTH DAKOTA           -  Last electric rate case in April 1981

                                 -  Full pass-through of gas supply costs

                                 -  $1.3 MM base gas rate increase in November
                                    1999


                                 - Transition to open retail markets - SB 390
                                   effective in May 1997

                                    - Recovery of unmitigated stranded costs is
                                      permitted
            MONTANA
                                    - Full cost recovery for default supplier

                                 - Default supplier status extended to July 1, 2007

                                 -  $16 MM electric / $4.3 MM gas rate
                                    increase in May 2001

                                 -  Annual gas cost adjustments with cost
                                    tracking and reconciliation


                                 -  25 year municipal franchises

                                 -  Latest rate case issued for NPS in
            NEBRASKA                April 2001

                                 -  Full pass through of gas supply costs


    ------------------------------------------------------------------------
    STRONG RELATIONSHIPS WITH SOUTH DAKOTA, NEBRASKA AND MONTANA REGULATORS.
    ------------------------------------------------------------------------

WELL STRUCTURED INVESTMENTS IN UNREGULATED
BUSINESSES
--------------------------------------------------------------------------------


--------------------------------------------               ---------------------------------------------
                     EXPANETS                                               BLUE DOT
--------------------------------------------               ---------------------------------------------
-  Leading mid-market provider of networked                -  Leading provider of air conditioning,
   communications and data services and                       heating, plumbing, and related services
   solutions
                                                           -  $424 million in 2001 revenues
-  $1.0 billion in 2001 revenues
                                                           -  850,000 customers in 29 states
   -  Approximately 45% provided by
      recurring revenues                                      -  Customer base approximately 66%
                                                                 residential, 34% commercial
-  559,000 customers in 50 states
                                                           -  3,500 employees
-  Acquired Lucent's Growing and Emerging
   Markets ("GEM") division in 2000                        -  Preferred stock investment of $329 million
                                                              as of 12/31/01
-  Significant integration and cost resizing
   initiatives completed in 2001                              -  11% cash coupon

-  Preferred stock investment of $314 million                 -  More than 95% of equity vote
   and $51 million inter-company note as of
   12/31/01                                                   -  Common stock warrants (40% of
                                                                 outstanding stock)
   -  12% cash coupon
                                                           -  Minimal minority interest loss allocation
   -  More than 95% of equity vote                            expected in 2002

   -  Common stock warrants (40% of
      outstanding stock)

-  Full minority interest loss allocation through
   2001

   -  Minimal minority interest loss
      allocation expected in 2002

OPERATIONAL EXCELLENCE PROGRAM WILL PROVIDE SUBSTANTIAL COST IMPROVEMENT
--------------------------------------------------------------------------------


       - POSITION RESOURCES FOR MARGIN GROWTH WITHOUT COMPROMISING SERVICE EXCELLENCE TO OUR CUSTOMERS

       -   IDENTIFY OPPORTUNITIES FOR IMPROVEMENT IN EFFICIENCY AND
           EFFECTIVENESS

           -     Consolidating headquarters and other corporate functions

           - Combining back office and procurement functions: purchasing, travel, etc.

       -   ANTICIPATE ANNUALIZED SAVINGS OF $150 MILLION BY END OF 2002

           - Initiation of Operational Excellence Program covered by restructuring charge of $24.9 million in 2001

PRO FORMA CAPITALIZATION
--------------------------------------------------------------------------------


($ in millions)
-----------------------------------------------------------------------------------------------

                                                                                PRO FORMA (1)
                                                    MONTANA      FINANCING    FISCAL YEAR ENDED
                               NORTHWESTERN          POWER      ADJUSTMENTS   DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------
Cash                            $     53.5         $   62.2            --      $    115.7

CAPITALIZATION:
Recourse Debt
  Unsecured                          366.1(2)          40.0         340.0           746.1
  Secured                            141.4            406.1            --           547.5
-----------------------------------------------------------------------------------------
    Total Recourse Debt         $    507.5         $  446.1      $  340.0      $  1,293.6
Preferred Stock                      309.0             41.9            --           350.9
Shareholders' Equity                 396.4               --         200.0           596.4
-----------------------------------------------------------------------------------------
    Total Capitalization        $  1,212.9         $  488.0      $  540.0      $  2,240.9

RATIOS:
  Net Recourse Debt                                                                 55.4%
  Preferred Stock                                                                   16.5%
  Equity                                                                            28.1%
-----------------------------------------------------------------------------------------
    Total                                                                          100.0%
=========================================================================================

(1) Adjusted for debt reduction associated with $200 million equity offering during 2002 and receipt of $97 million in proceeds from the sale of Colstrip.
(2)   Includes $93 million of guaranteed non-recourse debt.

PRO FORMA CASH FLOW PROFILE
--------------------------------------------------------------------------------

                                                                                       PRO FORMA (1)
                                                                                     FISCAL YEAR ENDED
($ in millions)                                     NORTHWESTERN    MONTANA POWER    DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
INCOME/CASH FLOW ITEMS:

Utility EBITDA                                        $   66.8         $  160.2           $  227.0

Unregulated Subsidiary Dividends on
  NOR Preferred Stock Investment                          68.6             --                 68.6

Other                                                     --                3.1                3.1

Corporate Overhead                                       (17.0)            --                (17.0)

Operational Excellence/Integration Synergies              15.0             --                 15.0
--------------------------------------------------------------------------------------------------
Total Recourse EBITDA                                 $  133.4         $  163.3           $  296.7

EBIT                                                                                      $  223.6
FFO                                                                                       $  148.2

Interest Expense - Recourse Debt(1)                                                       $   98.4

RATIOS:
  EBITDA/Interest                                                                              3.0x
  (EBITDA - Capex)/Interest                                                                    2.0x
  EBIT/Interest                                                                                2.3x
  FFO Interest Coverage                                                                        2.5x
  Debt/EBITDA(1)(2)                                                                            4.4x
==================================================================================================

(1) Adjusted for debt reduction associated with $200 million equity offering during 2002 and receipt of $97 million in proceeds from the sale of Colstrip.

(2)   Recourse debt plus $93 million of guaranteed non-recourse debt.

ACCOUNTING FOR UNREGULATED SUBSIDIARIES
--------------------------------------------------------------------------------

---------------- ------------ ----------- --------------- -------------------- --------------------------- --------------
                    NOR
                 EXISTING
                  COMMON                                    ALLOCATION OF                                  NORTHWESTERN
                  EQUITY       VOTING                     LOSSES/PROFITS TO    NORTHWESTERN                  INCOME
                 INTEREST     INTEREST    CONSOLIDATION    MINORITY HOLDERS    INVESTMENT                   RECOGNITION
---------------- ------------ ----------- --------------- -------------------- --------------------------- --------------
EXP@NETS            0%          95%           100%         2001: ($128) MM     - 12% coupon                  Preferred
                                                                                 non-convertible             Dividend
                                                           2002 & Beyond:        preferred
                                                            $11 MM available
                                                                               - Series B Common

                                                                               - Common Stock
                                                                                 Warrants (40% of
                                                                                 Outstanding Stock)
---------------- ------------ ----------- --------------- -------------------- --------------------------- --------------

BLUEDOT.            0%          95%           100%         2001: ($13.7) MM    - 11% coupon                  Preferred
                                                                                 non-convertible             Dividend
                                                           2002 & Beyond:        preferred
                                                            $0 MM available
                                                                               - Series B Common

                                                                               - Common Stock
                                                                                 Warrants (40% of
                                                                                 Outstanding Stock)
---------------- ------------ ----------- --------------- -------------------- --------------------------- --------------

--------------------------------------------------------------------------------
         STRUCTURE ALLOCATED NET LOSSES/PROFITS TO MINORITY INVESTORS
                     WHILE MINIMIZING RISK TO NORTHWESTERN.
--------------------------------------------------------------------------------

ON-GOING CREDIT SUPPORT
--------------------------------------------------------------------------------

_    CASH FLOW GROWTH

     -    Integration synergies between MPC and NSG

     -    Realization of significant savings from Operational Excellence
          Program: $150 million per annum by end of 2002

     -    Customer growth at distribution and electric utility businesses

_    STABLE CAPITAL PROGRAM

     - Utility maintenance CapEx remains essentially flat at approximately $72 million

          -    Completely internally funded

     - Minimal additional investment / maintenance CapEx in unregulated subsidiaries

_    SIGNIFICANT DEBT REDUCTION

     - Free cash flow applied to debt repayment: increasing to approximately $100 million per annum

     -    Additional $200 million equity issuance planned to be completed during
          2002

_    LIQUIDITY ACCESS

     - Long dated maturity profile of outstanding debt: Average maturity over 20 years

     -    $280 million working capital facility (currently undrawn)

INVESTMENT HIGHLIGHTS
--------------------------------------------------------------------------------

_    STRONG UNDERLYING LOW RISK REGULATED UTILITY CASH FLOW, STEADY GROWTH

_    FOCUS ON FUTURE GROWTH IN REGULATED UTILITY BUSINESS

_    FREE CASH FLOW AND EQUITY ISSUANCE APPLIED TO THE REPAYMENT OF DEBT

_    SIGNIFICANT SYNERGIES AND EFFICIENCY IMPROVEMENTS

_    MODEST ANTICIPATED CAPITAL EXPENDITURES FUNDED FROM INTERNAL CASH FLOW

_    MANAGEMENT COMMITTED TO STRONG CREDIT QUALITY